Exhibit 10.24

AMENDMENT NO. 1

TO THE

PATENT AND TECHNOLOGY LICENSE AGREEMENT

This is AMENDMENT NO. 1 effective this 1st day of September, 1996, (“EFFECTIVE AMENDMENT NO. 1 DATE”) to the Patent and Technology License Agreement dated July 20, 1994 (hereinafter referred to as the “AGREEMENT”), by and between THE UNIVERSITY OF TEXAS M.D. ANDERSON CANCER CENTER (hereinafter referred to as “MDA”), located at Houston, Texas, and which is a component institution of THE UNIVERSITY OF TEXAS SYSTEM (hereinafter referred to as “SYSTEM”) which is governed by a BOARD OF REGENTS (hereinafter referred to as “BOARD”) and INTROGEN THERAPEUTICS, INC,. located at 301 Congress Avenue, Suite 1850, Austin, Texas 78701 (hereinafter referred to as “LICENSEE”).

RECITALS

A. BOARD is the owner of the PATENT AND TECHNOLOGY RIGHTS of the invention(s) listed in ATTACHMENT A hereto (“INVENTION(s)”).

B. LICENSEE is a company interested in the development and commercialization of new technologies directed to the treatment of cancer, and other threatening diseases, to which end LICENSEE, MDA and BOARD entered into the AGREEMENT noted hereinabove.

C. LICENSEE wishes to add the INVENTION(s) to its rights and obligations under the AGREEMENT.

D. BOARD wishes to grant LICENSEE rights to the INVENTION(s) under the AGREEMENT to promote its practical development for the benefit of the MDA’s patients and for the benefit of the people of the state of Texas.

E. The definitions set forth in the AGREEMENT shall apply in this AMENDMENT NO. 1, except to the extent that a definition herein is specific to this AMENDMENT NO. 1.

NOW, THEREFORE, in consideration for the mutual covenants contained herein, the sufficiency of which is hereby acknowledged the parties hereby agree to the following:

AMENDED TERMS

1. Attachment A to the AGREEMENT is hereby amended by adding to the LICENSED SUBJECT MATTER thereof the INVENTION(s) listed in Schedule A of this Amendment

2. In addition to the reimbursements for patent expenses provided for under the AGREEMENT and all other amendments thereto, LICENSEE shall reimburse MDA within thirty (30) days of the EFFECTIVE DATE of this AMENDMENT NO. 1 for all outstanding and unreimbursed patent expenses related to the INVENTION(s) and shall further reimburse MDA for all future and continuing patent expenses for the INVENTION(s) pursuant to Article 4.1(a) of the AGREEMENT for the term of the AGREEMENT, pursuant to invoicing by MDA.

OTHERWISE, the terms and provisions of the original AGREEMENT thereto shall remain in full force and effect, provided, however, that in the event of a conflict in the terms and conditions between this AMENDMENT NO. 1 and the AGREEMENT, the terms and conditions of the AGREEMENT shall prevail.

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized representatives to execute this AMENDMENT NO. 1.

THE UNIVERSITY OF TEXAS M.D. ANDERSON CANCER CENTER		BOARD OF REGENTS OF THE UNIVERSITY OF TEXAS SYSTEM

By:	/s/ David J. Bachrach	By:	/s/ Charles B. Mullins, M.D.
	David J. Bachrach Executive Vice President for Administration and Finance		Charles B. Mullins, M.D. Chancellor

APPROVED AS TO CONTENT		APPROVED AS TO FORM

By:	/s/ William J. Doty	By:	/s/ Dudley R. Dobie, Jr.
	William J. Doty Director, Technology Development		Dudley R. Dobie, Jr. Manager, Intellectual Property

INTROGEN THERAPEUTICS, INC.

By:	/s/ David G. Nance
David G. Nance President

SCHEDULE A

Patent and Technology rights for U.S. and Foreign Patent Application entitled:

“Diminishing Viral Gene Expression by Promoter Replacement” patent has not been filed yet (MDA Ref: ID96-47)

“Alteration of Imnunogenicity Through Chemical Modification of Viral Vectors for in vivo Gene Therapy”, patent has not been filed yet (MDA Ref: INGN:027)

“2-methoxyestradiol Induced Apoptosis in Human Lung Cancer Cells”, US Patent filed July 30, 1996 (MDA Ref: INGN:024)

“Clinical Protocol for Modification of Tumor Suppressor Gene Expression and Induction of Apoptosis in Head and Neck Squamous Cell Carcinoma (HNSCCI) with an Adenovirus Vector Expression Wildtype p53”, US Serial No. 60/007810, filed November 30, 1995 (MDA Ref: INGN:022)

“Inhibition of Tumor Cell Growth by p16(ink4) Mediated by an Adenovirus Vector” US Serial No. 502,881, filed July 17, 1995, PCT filed July 17, 1996 (MDA Ref: INGN:016)

“Inhibition of Tumor Cell Growth by an anti-Kras Adenovirus”, US Serial No. 550959, filed October 31, 1995 (MDA Ref: INGN:015)

“Modification of Mutated p53 Gene in the Tumor by Retroviral Delivery of Ribozyme A, a Therapeutic Strategy for Cancer” US Serial No. 523,030, filed September 1, 1995 (MDA Ref: UTSC:467)

“C-Cam Recombinant Adenovirus” US Serial No. 494,622, filed June 23, 1995, PCT Serial No. US96/10696 filed June 23, 1996, (MDA Ref: UTSC:464)

“The Use of Cisplatin and Other Chemicals to Enhance the Transcution of Cancer Cells” patent has not been filed yet (MDA Ref: UTSC:470)

“A Rapid Test for Determining the Amount of Functionally Inactive Gene in a Gene therapy Vector Preparation” US Serial No. 390,887, filed February 17, 1995, PCT Serial No. US/02042, filed February 14, 1996, (MDA Ref: UTSC:458)

“The Use of Epidermal Growth Factor and other Ligands for the Targeting of Genetic Material to Lung Cancer Cells” US Serial No. 410,526, filed March 24, 1995, PCT Serial No. US96/04017, filed March 25, 1996 (MDA Ref: UTSC:434)

“Adenoviral Helper Vector System” US Serial No. 423,573, filed April 17, 1995, PCT Serial No. US96/05310, filed April 17, 1996 (MDA Ref: UTSC:438)

“Inhibition of Cell Growth by an Anti-Proliferative Factor”, US Patent Application filed August 23, 1996 (MDA Ref: ID97-02)

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